Exhibit 10.3
THIRD AMENDMENT TO THE AMENDED AND RESTATED
TRANSPORTATION SERVICES AGREEMENT

    THIS THIRD AMENDMENT (“Amendment”) by and between Marathon Petroleum Company LP, a Delaware limited partnership (“MPC”) and Hardin Street Marine LLC, a Delaware limited liability company (“HSM”) is entered into effective as of January 1, 2025 (the “Amendment Date”). MPC and HSM may be referred to individually as a “Party” and collectively as the “Parties”.
WITNESSETH:

    WHEREAS, the Parties entered into that certain Amended and Restated Transportation Services Agreement dated effective as of January 1, 2015, as amended (collectively the “Agreement”); and

    WHEREAS, the Parties desire to amend the Agreement as specified in this Amendment.

    NOW THEREFORE, in consideration of the mutual promises and covenants contained in the Agreement and this Amendment, the Parties hereby agree as follows:

1.Defined Terms. Capitalized terms used herein and not otherwise defined or redefined in this Amendment have the meanings assigned to them in the Agreement.

2.Amendment. The Agreement is amended as follows:

(a)Exhibit B of the Agreement is deleted in its entirety and replaced with the attached revised Exhibit B.

3.Amendment and Agreement Effective. Unless otherwise specified in Section 2 of this Amendment, the terms and conditions modified by this Amendment are effective as of the Amendment Date and are not retroactive to the effective date of the Agreement. Except as modified by this Amendment, all terms and conditions of the Agreement will remain in full force and effect, will not be considered otherwise amended or modified and are hereby ratified and confirmed in all respects.

4.Electronic Signatures. Buyer and Seller acknowledge that this Amendment may be executed utilizing an electronic signature process. By signing electronically, the Parties further acknowledge that they each have read, understand and are bound to the terms and conditions hereof in the same manner as if the Parties had signed this Amendment with handwritten original signatures.
IN WITNESS WHEREOF, the Parties by their duly authorized representatives have executed this Amendment as of the Amendment Date.

Hardin Street Marine LLC

Signed By:	/s/ Todd Sandifer

Printed Name:	Todd Sandifer

Title:	President

Marathon Petroleum Company LP
By: MPC Investment LLC, its General Partner

Signed By:	/s/ Ryan Stobbs

Printed Name:	Ryan Stobbs

Title:	Commercial Director

EXHIBIT B (Effective January 1, 2025)
TRANSPORTATION SERVICES AND RATES

Equipment Category	Day Rate
C1 Barge Clean Small	$1,203.41
C2 Barge Clean 10K	$859.58
C3 Barge Clean 30K	$1,719.16
H2 Barge Heater 10K	$1,146.10
H3 Barge Heater 30K	$2,034.34
B1 Boat 1000-1999 HP	$5,481.82
B2 Boat 2000-2999 HP	$5,615.91
B3 Boat 3000-3999 HP	$6,494.98
B4 Boat 4000-4999 HP	$8,166.00
B6 Boat 6000-6999 HP	$10,449.04

Transportation Service Monthly Rate

Fleeting Services Mooring services for barges	Subject to Section 4.3(a): 2025: 223 spaces* at a rate of $164.53 per day per space
Tankerman Services U.S. Coast Guard licensed tankerman services for assurance of safe transfer of refined, chemical and liquefied gas cargos.
Billed in aggregate monthly at hourly rates for each barge transfer, plus overtime rates for time in excess of eight hours, as listed on Exhibit G, plus mileage for travel by a tankerman in a personally owned vehicle at the Internal Revenue Service published standard mileage rate when traveling between work sites, or when called from home to report for tankerman duties.

Cleaning and Repair Facility Charges
Cleaning of Cargo tanks, voids, boat bilges and fuel/slop tanks. This includes labor, materials, and services.

Other routine repair and maintenance services at MPC facilities, including, but not limited to: labor and materials for welding, electrical, mechanical, and hose and pipe testing.
Billed in aggregate monthly at market rates for the number of hours required for each service. Labor is billed hourly; materials and supplies shall be billed at cost plus thirty percent.

*It is agreed between HSM and MPC that the number of fleeting spaces may adjust throughout this term which, subject to Section 4.3(a) may require a rate adjustment.